MFS EMERGING OPPORTUNITIES FUND

                            MFS LARGE CAP VALUE FUND

                      Supplement to the Current Prospectus


         The MFS Large Cap Value Fund is closed and shares are no longer available for sale.



                The Date of this Supplement is December 18, 2003.